UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2024
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement
On March 22, 2024, Sonic Automotive, Inc. (the “Company”) and certain of its subsidiaries entered into the Fifth Amendment to Credit Agreement (the “Amendment”) with PNC Bank, National Association (“PNC”), as administrative agent, and the other financial institutions party thereto. The Amendment amended the Company’s existing Credit Agreement, dated as of November 22, 2019, among the Company, the subsidiaries of the Company from time to time party thereto, the financial institutions party thereto, as lenders, and PNC, as administrative agent, (as amended, the “Mortgage Facility”).

In addition to the various other changes contained therein, the Amendment amended the Mortgage Facility to: (i) add certain specified share exchange transactions as permitted restricted payments and dispositions; and (ii) remove the requirement that the Company maintain a specified consolidated liquidity ratio.

Certain of the lenders under the Mortgage Facility are also parties to other existing lending arrangements with the Company and its subsidiaries. The Company and its affiliates also have commercial banking, investment banking, mortgage financing, retail lending and other lending relationships with certain of the lenders under the Mortgage Facility and/or affiliates of such lenders.

The foregoing summary of the Mortgage Facility does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Fifth Amendment to Credit Agreement, dated as of March 22, 2024, among Sonic Automotive, Inc.; the subsidiaries of Sonic Automotive, Inc. named therein; each financial institution party thereto; and PNC Bank, National Association, as administrative agent and a lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

March 27, 2024	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel